VERACITY FUNDS

Supplement to the Prospectus and Statement of Additional Information
dated July 1, 2010
Supplement effective January 4, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

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INTERIM ADVISORY AGREEMENT

On December 31, 2010, the principals of Integrity Asset Management, LLC ("Integrity") sold all of their outstanding interests to Munder Capital Management (the "Transaction"). As a result of the Transaction, Integrity is a wholly owned subsidiary of Munder Capital Management.  The Transaction provided that Integrity will continue to operate under its current name.   In addition, Munder Capital Management has agreed to maintain Integrity’s portfolio management team in its entirety.

The Transaction resulted in a change of control of Integrity and, pursuant to relevant provisions of the Investment Company Act of 1940 (the "1940 Act"), effectively terminated the agreement for investment advisory services between the Trust and Integrity.  However, Integrity is currently managing the Veracity Small Cap Value Fund (the "Fund") under an Interim Agreement for Investment Advisory Services (the “Interim Agreement”) that was approved by the Board of Trustees of the Trust in anticipation of the Transaction. The terms of the Interim Agreement, including the amount of compensation payable to Integrity, are substantially identical to those of the recently terminated agreement for investment advisory services except that (i) the Interim Agreement has a maximum term of 150 days, (ii) the Trustees or a majority of the Fund's outstanding shares may terminate the Interim Agreement at any time, without penalty, on not more than 10 days' written notice, and (iii) the compensation earned by Integrity under the Interim Agreement will be held in an escrow account until Fund shareholders approve a new investment advisory agreement with Integrity or Munder, after which the amount in the escrow account plus interest will be paid to Integrity. If Fund shareholders do not approve a new investment advisory agreement with Integrity or Munder, Integrity will be paid, out of the escrow account, the lesser of: (1) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow); or (2) the total amount in the escrow account (plus interest earned).
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As a result of the Transaction discussed above, the disclosure in the section Who Manages the Fund  –The Investment Advisor on page 11 of the Prospectus is revised as follows:

Integrity Asset Management, LLC, 401 West Main Street, Suite 2100, Louisville, Kentucky 40202, serves as investment advisor to the Fund. The Advisor is a wholly owned subsidiary of Munder Capital Management.  Munder Capital Management is registered with the Securities and Exchange Commission (“SEC”) as an investment advisor. As of December 31, 2010, the Advisor managed approximately $3 billion in assets while Munder Capital Management managed approximately $14 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE